NATIONAL ENERGY SERVICES REUNITED CORP. ANNOUNCES SPECIAL MEETING OF SHAREHOLDERS

HOUSTON, May 8, 2018 – National Energy Services Reunited Corp. (“NESR”) (NASDAQ: NESR) announced today that it has set its special meeting in lieu of an annual meeting of shareholders on May 18, 2018 with respect to its proposed business combination (the “business combination”) with Gulf Energy SAOC (“GES”) and National Petroleum Services (“NPS”). The special meeting in lieu of an annual meeting of shareholders will be held at 2:00 PM ET on May 18, 2018 at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. NESR expects the business combination to close on May 25, 2018, subject to the satisfaction of certain closing conditions, including the approval of the business combination by NESR’s shareholders at the special meeting.

Assuming that NESR’s shareholders approve the business combination at the special meeting, NESR will continue to trade under the “NESR” ticker on the NASDAQ Capital Market stock exchange after consummation of the business combination.

At $10.00 per share, NESR will have an aggregate market capitalization following the business combination of approximately $1.1 billion. Existing GES and NPS shareholders will collectively own a significant portion of the combined company, representing approximately 31% of the proforma market capitalization.

The description of the business combination and related transactions contained herein is only a summary and is qualified in its entirety by reference to the agreements entered in connection with the business combination.

About National Energy Services Reunited Corp.

NESR is a Special Purpose Acquisition Company (“SPAC”) formed in the British Virgin Islands and headquartered in Houston, Texas. The company raised $229 million in its IPO to acquire companies in the energy services sector. NESR Corp. has been formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. NESR is led by CEO Sherif Foda, who is also one of the shareholders of the company.

About National Petroleum Services

NPS is a leading regional provider of integrated energy services in the MENA and Asia Pacific regions, and currently operates in 12 countries across the MENASA region and through various regional subsidiaries. NPS’ service lines include wells services, electric line logging, well testing, and integrated drilling and workover operations. NPS has a highly skilled workforce of more than 1,800 employees from 40 different nationalities.

About Gulf Energy SAOC

GES is a provider of high-quality integrated drilling and completions oilfield service solutions in the Middle East and North Africa region, with a workforce of approximately 1,200 people. GES has established relationships with a majority of the operators in Oman as well as with other international clients. As a pioneer in many oilfield services technologies, GES has a successful track record of servicing complex wells.

Forward Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the business combination; the benefits of the business combination; the future financial performance of NESR following the business combination; and changes in GES and NPS strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing NESR’s views as of any subsequent date, and NESR does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NESR’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the definitive agreements relating to the business combination; (ii) the outcome of any legal proceedings that may be instituted against NESR following announcement of the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of NESR, or other conditions to closing in the definitive agreements relating to the business combination; (iv) the risk that the proposed business combination disrupts current plans and operations of NESR, NPS or GES as a result of the announcement and consummation of the business combination; (v) NESR’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of NESR to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that NESR, NPS or GES may be adversely affected by other economic, business, and/or competitive factors.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Shareholders

In connection with the proposed business combination, NESR has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on May 8, 2018 and will mail such definitive proxy statement to NESR shareholders along with a copy of NESR’s annual report on Form 10-K for the fiscal year ended December 31, 2017 on or about May 8, 2018. NESR shareholders and other interested persons are advised to read the definitive proxy statement in connection with NESR’s solicitation of proxies for the special meeting of shareholders to be held to approve the proposed business combination because the definitive proxy statement will contain important information about the proposed business combination and related matters. Shareholders will also be able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

NESR and its directors and officers may be deemed participants in the solicitation of proxies of NESR shareholders in connection with the proposed business combination. NESR shareholders and other interested persons can read NESR’s annual report on Form 10-K for the fiscal year ended December 31, 2017, a copy of which will be mailed with the definitive proxy statement, for a description of the security holdings of the NESR officers and directors and their respective interests as security holders in the successful consummation of the business combination. Additional information is available in the definitive proxy statement, which was filed with the SEC on May 8, 2018.

For inquiries regarding NESR, please contact:

Joseph Caminiti or Steve Calk

Alpha IR Group

312-445-2870

NESR@alpha-ir.com